Exhibit 99.1

Bit Digital is a global platform for high - performance computing (HPC) infrastructure and digital asset production Feb 2025

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward - looking statements described under "Risk Factors" in Item 3.D of our Annual Report on Form 20 - F for the fiscal year ended December 31, 2023 (“Annual Report”). Notwithstanding the fact that Bit Digital Inc. has not conducted operations in the PRC since September 30, 2021 we have previously disclosed under Risk Factors in our Annual Report: “We may be subject to fines and penalties for any noncompliance with or any liabilities in our former business in China in a certain period from now on.” Although the statute of limitations for non - compliance by our former business in the PRC is generally two years and the Company has been out of the PRC, for more than two years, the Authority may still find its prior bitcoin mining operations involved a threat to financial security. In such event, the two - year period would be extended to five years. If any material risk was to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Future changes in the network - wide mining difficulty rate or bitcoin hash rate may also materially affect the future performance of Bit Digital's production of bitcoin. Actual operating results will vary depending on many factors including network difficulty rate, total hash rate of the network, the operations of our facilities, the status of our miners, and other factors. See "Safe Harbor Statement" below. Safe Harbor Statement: This press release may contain certain "forward - looking statements" relating to the business of Bit Digital, Inc., and its subsidiary companies. All statements, other than statements of historical fact included herein are "forward - looking statements." These forward - looking statements are often identified by the use of forward - looking terminology such as "believes," "expects," or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward - looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov . All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. Investor Notice 2

Key Investment Considerations Diversified Revenue Model Diversified revenue model across HPC colocation, GPU cloud services, bitcoin mining, and Ethereum staking Cash Flowing Data Center Cash - flowing data center business with a +280MW development pipeline Growing Cloud Services Business Growing GPU cloud business supported by multi - year contracts and proprietary technology stack Experienced Leadership Team Experienced leadership team with expertise in HPC, AI, and digital assets Exposure to Digital Assets Exposure to digital assets through mining and staking operations Strong Liquidity Position Robust liquidity position with no debt Trading at a Discount Trading at a relative valuation discount to bitcoin miners and infrastructure peers 3

AI / HPC Data Center MW Online 4 MW Total Pipeline 1 280+ MW The New Bit Digital Bridging Digital Infrastructure and Assets Bitcoin Mining & Ethereum Staking # of ETH 3 27,689 Mining Fleet 3 1.6 EH/s Distinct and established business lines across three high - value markets, providing maximum operating flexibility and driving shareholder value. 1. Defined as MW under exclusive LOI, non - exclusive LOI, pending due diligence, or in active discussions 2. Defined as GPU contracts currently under MSA; excludes revenue potential from signed term sheets. 3. Active hash rate and ETH balance as of Januaru 31, 2025 GPU Cloud GPU Contract Value 2 >$200M 3 4 1 2

Balance Sheet Remains a Competitive Advantage Notes: Unaudited data as of 1/31/2025. 1 Total liquidity includes $98.6MM of cash and cash equivalents & $161.8MM worth of BTC, ETH and USDC. 2 This figure excludes digital assets invested in a third - party managed fund. Bit Digital’s balance sheet remains debt - free with a robust liquidity position . Total # of Bitcoin 768.7 BTC Cash $74.3 million Total # of Ethereum 2 27,689.6 ETH Digital Assets 3 $170.3 million As of 1/31/25 Total Liquidity 1 5 $244.6 million

/SCALING THE FUTURE OF HPC 6

WhiteFiber Historical Milestones OCT 23 NOV 23 JAN 24 JUN 24 7 AUG 24 SEPT 24 OCT 24 NOV 24 DEC 24 JAN 25 JAN 25 Announced HPC business under the Bit Digital AI brand Announced 1,504 H100 GPU contract with ‘Anchor Customer’ First H100 contract commenced and upsized to 2,048 GPUs HPC contributes over 50% of companywide gross profit in 2Q24 Announced partnership with Boosteroid Announced key GPU Cloud Hires Acquired Enovum Data Centers First H200 contracts with new customers Acquired 5MW data center site “MTL2” Secured first B200 contract Eclipsed 20 total customers across HPC business lines Launched WhiteFiber Brand FEB 25 Key moments in the development of the WhiteFiber platform

Bit Digital Acquires Enovum Tier 3 Data Center Platform

Total purchase consideration $46.0 million USD, adding 4 MW of AI / HPC data center capacity today, with an additional 33 MW under exclusive LOI and a total expansion pipeline of 280+ MW.

- ✓ **Price:** $46.0 million USD (cash)
- ✓ **Operational MW:** 4 MW (fully leased)
- ✓ **Expansion Pipeline:** 288 MW

Transaction Overview

- Flagship data center, Montreal 1 ("MTL1"), is 100% leased with 4 MW under contract and boasts high density racks and power redundancy to accommodate next-generation AI / HPC GPUs
- Expansion plans underway for sites under LOI with 33 MW of total capacity

Transaction Rationale

- High ROI business from high-margin colocation and enables on demand computing services
- Complements existing Cloud services business segment by providing integrated an offering of GPUs and data center services which is more attractive to clients
- Capture margins at all levels of a vertically integrated value chain and removes supplier dependency
- Brings a highly experienced, proven team representing a significant step in AI / HPC buildout plan
- ~$2 million annual revenue per MW with attractive, accretive 70 – 80% gross margins
- Balances business volatility and improves balance strength as data center contracts are financeable

BIT DIGITAL | NASDAQ: BTBT   @BitDigital_BTBT   bit-digital.com   8

Acquisition Diversifies Existing Business Lines and Customers MTL1 Customers by Industry AI / GPU Cloud: 91% VFX: 5% Cloud: 2% Enterprise: 2% Operational Highlights x High - density server racks capable of offering solutions for a wide range of uses from data - intensive applications to scalable cloud services x Currently operating over 5,000+ GPUs including NVIDIA H200s and H100s x Pure colocation for AI / HPC x Average 30 - month contract term remaining x 4 – 12 - year contract term anticipated for customers expansion facilities x Diversified client base with 14 customers across a variety of end markets x Energy optimization through AI and predictive modeling 9

MTL1 Data Center Overview

MTL1 Site Overview

- ✓ Prime metropolitan location in heart of Montreal, Canada
- ✓ ~65,000 sq. ft. of facility space
- ✓ Fully powered by sustainable, hydroelectric power
- ✓ Leased through 2036 with two 5-year extension options
- ✓ Tier 3 equivalent with 2N electrical distribution
- ✓ Unparalleled smart hands capabilities
- ✓ High density server racks to accommodate generative artificial intelligence workloads

AICPA SOC aicpa.org/soc — SOC 2 TYPE II CERTIFIED

PCI DSS COMPLIANT









BIT DIGITAL | NASDAQ: BTBT   @BitDigital_BTBT   bit-digital.com   10

MTL1 Data Center Key Features

MTL1 is designed as a true **tier 3 data center**, with multiple layers of redundancy and unparalleled uptime.



2N Electrical Architecture

- ✓ 2N redundant power distribution system
- ✓ A and B independent power distribution paths available
- ✓ Allows for maintenance on entire system without disrupting operations



2N Diesel Generators

- ✓ 2N diesel generator redundancy provides 2x the IT load capacity
- ✓ 2 days of fuel kept onsite
- ✓ Supply agreement for unlimited resupplies. Suppliers' service level agreement is to supply within 4 hours



2N UPS

- ✓ Full fault tolerance with 2N UPS onsite
- ✓ 2x capacity requirement to provide uninterrupted service to customers



N+1 Cooling

- ✓ HVAC backup onsite for cooling redundancy
- ✓ Montreal's geographic location is an optimal location for natural cooling

BIT DIGITAL | NASDAQ: BTBT @BitDigital_BTBT bit-digital.com 11

MTL2 Data Center Overview MTL2 Site Overview x Prime location in the “datacenter highway” of Montreal, Canada x Acquired in December 2024 for CAD $33.5MM x ~160,000 sq. ft. of facility space x Fully powered by hydroelectric power x Developing to Tier - 3 standards with initial gross load of 5MW x Targeted to become operational by May 2025 x Designed with direct - to - chip liquid cooling and peak rack density of up to 150kW x The site offers the potential to expand, enabling scalable growth aligned with market demand. 12

4 33 60 75 120 Current Exclusive LOI Non - Exclusive LOI Pending Due Dilligence Under Review 8 20 ~48 4 12 32 Potential for 80+ Current 2Q25 4Q25 1. Assumes adequate access to financing options and sufficient equipment lead time 2. Represents capacity for future site expansion. Sites under exclusive/non - exclusive LOI are with respective landlords/sellers. 4Q26 Platform Expansion Roadmap +280 MW Pipeline Letters of Intent cover 90+ MWs, with a below market, average buildout cost of $8.0 million USD per MW. Data Center Expansion (MW Capacity) Existing Capacity Incremental Capacity Pipeline Breakout (MW Capacity) 2 1 13

Illustrative Economics Colocation & On Demand Computing 1. Inclusive of energy expense 2. Assumes $2.00 - $2.75 per GPU hour for illustrative purposes 3. Assumes GPU capacity is 100% owned Cloud Services AI/HPC Colocation Enterprises, GPU compute providers ($ in USD) Well - funded startups, Enterprises Customer 2 – 5 years 4 – 12 years Contract Term $14 – 19 million 2 $2 million 1 dependent on location Annual Revenue per MW 65 – 75% 70 – 80% Gross Margins $26 – 30 million 3 ~$8.0 million Capex per MW Equity and Debt Equity and Debt Financing The Enovum acquisition unlocks capital allocation optionality across our Cloud Services and AI/HPC businesses, while maximizing growth potential and generating synergies. 14

Integration Considerations Bit Digital + Enovum

1 Sustainable Operational Synergies

- ✓ Management platform already built out – no additional G&A required to complete expansion sites currently in progress
- ✓ Leverage Enovum platform across a large portfolio of sites
- ✓ Opportunity for revenue synergies from Remote Hand services for GPU customers hosted at Enovum

2 Multi-dimensional Value Creation

- ✓ BTBT's strong balance sheet will help finance Enovum's in-progress expansion sites
- ✓ WhiteFiber GPU customers could be collocated in future Enovum sites, creating cost synergies from the elimination of a third-party hosting intermediary
- ✓ Option to introduce on-demand computing services through vertically integrated GPU / data center offering
- ✓ Data center financing offers more favorable terms and increased availability compared to BTC mining

BIT DIGITAL | NASDAQ: BTBT @BitDigital_BTBT bit-digital.com 15

Expansion Strategies Development Pipeline 90+ MW under exclusive or non - exclusive letters of intent with significant near - term actionability The Enovum team’s experience and unique market opportunity provide Bit Digital with a robust platform for significant expansion and growth. Target Criteria Actively targeting sub 20 MW sites with partial infrastructure in place and proximity to metro areas to reduce per MW buildout cost and allow for high speed to market “Modular” Build Strategy Allows for capital flexibility and diversification Sustainability Expansion sites are majority sustainable energy with special consideration paid to sites with existing heat recycling capabilities to garner government support Lease/Purchase Structure Lease agreements and outright purchase agreements are being negotiated in parallel for all expansion sites Customer Demand Growing demand from new and existing customers for HPC colocation services 16

WhiteFiber Cloud Services

In the rapidly evolving cloud computing landscape, many competitors have entered the market, viewing it as simply a matter of deploying capital, racking and stacking GPUs, and handing over SSH keys. This oversimplification has led to solutions that fall short on performance and reliability, resulting in a wave of cautious buyers who have been burned by underperforming platforms. WhiteFiber recognizes this challenge and sees it as an opportunity. We've assembled top-tier talent to build a future-proof, performance-first solution engineered to meet and exceed the needs of the most demanding ML and AI workloads.

Performance First Design

Our platform is designed not only to address today's market complexities but also to anticipate where the industry is heading.

Trusted Expertise

Our focus on a performance-first design means that buyers can trust us to deliver a reliable, long-term solution built for even the most advanced applications. This commitment not only restores buyer confidence but also fosters high retention rates, resonating with customers who are looking for a stable partner in their journey toward innovation.

Top Execution & Standard

By delivering on these promises, WhiteFiber aims to be the platform of choice for ML and AI pioneers who require infrastructure as forward-thinking as they are.

BIT DIGITAL | NASDAQ: BTBT @BitDigital_BTBT bit-digital.com 17

WhiteFiber Technology Partners As official partners with leading technology and hardware providers, WhiteFiber enhances its capabilities to deliver robust and scalable cloud solutions. Leveraging these partnerships enables Bit Digital to offer comprehensive cloud services, including high - performance computing (HPC), data storage, and AI - driven solutions to its customers with enhanced performance, security, and scalability. 18

Customer Spotlight

BOOSTEROID

Boosteroid is the world's third-largest cloud gaming provider, following Microsoft and Nvidia. With a GPU-based infrastructure network spanning 22 data centers and 10 more launching by the end of 2024, Boosteroid serves over 5.7 million users across Europe, North America, and South America.


CLOUD GAMING PLATFORM
PLAY YOUR GAMES.
ANYTIME. ANYWHERE
Run PC games on any device
No downloads! Play in browser
SETTINGS HIGH — PRICES LOW
FROM €7.49
per month with annual subscription
PLAY NOW

Master Service Agreement: Boosteroid has placed an initial purchase order for a starting quantity of GPU servers with a **5-year service duration**.

Current Scope: Currently running ~500 GPUs that are expected to generate **$7.9 million in revenue**, or ~**$1.6 million per year** over the 5-year term.

Scalability: Bit Digital will provide options to draw down additional servers in multiples of 100, **up to a total of 50,000 GPU servers** within 5 years. 50,000 GPU deployment represents an aggregate revenue opportunity in excess of **$700 million**[2] over the 5-year term.

Technology & Deployment: Initial purchase includes GPU servers based on **AMD EPYC 4th Gen CPUs** and **RX7900XT GPUs** customized for Boosteroid. The initial deployment is expected to begin earning revenue by the end of November 2024.

Notes:
1: Subject to market conditions and Boosteroid's deployment plan.

BIT DIGITAL | NASDAQ: BTBT @BitDigital_BTBT bit-digital.com 19

WhiteFiber to drive long - term value creation Core Features Integral part of the AI supply chain Unique procurement capabilities for servers and datacenter capacity Minimal customer acquisition costs – strong pipeline of potential customers Value Creation Stable revenue generation to smooth out core mining business Highly scalable with requisite capital Robust margins and forecastable cash flow 20

Bitcoin Mining

Bitcoin mining business

Active Hash Rate of ~1.6 EH/s as of January 31, 2025

- Reduction in hash rate due to changes in hosting portfolio and ongoing fleet redeployment and miner upgrade program
- Near-term plans to return to ~3 EH/s and refresh miner fleet to improve efficiency
- Targeting a ~25% improvement in efficiency from 27.8 J/TH as of September 30, 2024

~950 Bitcoin Mined in 2024

~88% Carbon-Free Energy[1]

Five hosting sites across New York, Kentucky, Texas, and Iceland Used

2024 YTD (Through 3Q24) Average electricity cost per bitcoin produced of ~$29k

1. Approximately 88% of our fleet's run-rate electricity consumption was generated from carbon-free energy sources as of September 30, 2024. These figures are based on data provided by our hosts, publicly available sources, and internal estimates, demonstrating our commitment to sustainable practices in the digital asset mining industry.

BIT DIGITAL | NASDAQ: BTBT @BitDigital_BTBT bit-digital.com 21

The Bit Digital Flywheel Earn rewards by sustainably mining Bitcoin Exchange a portion of Bitcoin mining rewards for Ethereum Stake Ethereum to earn yield and accumulate rewards Use Ethereum yield to reinvest into Bitcoin miners Repeat, creating a perpetual flywheel The Bit Digital Flywheel capitalizes off the synergy created between Bitcoin mining and Ethereum staking , resulting in a perpetual flywheel of generating revenue . 22

Select Comparable Company Analysis

The acquisition enhances Bit Digital's exposure to the rapidly expanding HPC infrastructure segment, adding significant growth and multiple expansion potential.

Comparable Companies – EV / 2025E EBITDA



Average
Median
4.2x
5.4x
4.1x
12.4x
12.3x
22.6x
22.9x
BIT DIGITAL
Digital Asset Miners
Hybrid Miners
Tier 3 Data Centers

Digital Asset Miners
- **Pure-play digital asset miners**
- **Includes: MARA; CLSK; RIOT; BITF**

Hybrid Miners
- **Digital asset miners with AI / HPC operations**
- **Includes: CORZ; WULF; IREN; NB2**

Tier 3 Data Centers
- **Pure-play tier 3 data center owners and operators**
- **Includes: DLR; EQIX; DBRG; IRM**

Source: CapIQ, Company Filings. Market data as of 2/7/25 close. Enterprise Value adjusted for latest publicly disclosed digital currency balances and 2/7/25 digital currency pricing.

BIT DIGITAL | NASDAQ: BTBT @BitDigital_BTBT bit-digital.com 23

Bit Digital Leadership Team Sam Tabar Chief Executive Officer 24 Erke Huang Chief Financial Officer and Director Luna Tan Managing Director Justin Zhu Senior Vice President of Finance Cam Schnier Head of Investor Relations Benjamin Lamson Head of Revenue Tom Sanfilippo Chief Technology Officer

Enovum Management Team

Enovum brings an experienced development team to lead Bit Digital expansion into data centers



Billy Krassakopoulos

CEO, Enovum

- Brings more than 20 years experience in the data center and managed hosting industry
- Founder of Netelligent Hosting Services, the first high density capable data center in Canada



David Bayle

Chief Technology Officer, Enovum

- Over 15 years of experience in high-availability hosting specializing in AI / HPC
- Former experience IT Director at Cyberlogic and network administrator at Infrastructure Manager at Bitfarms and GloboTech Communications
- Previously worked at Image et Technologie where he worked on supercomputers for MILA and McGill University



Roberto D'Errico

CFO, Enovum

- Extensive knowledge in financial reporting, accounting and business advisory
- Formerly served as Senior Manager at EY in Montreal and Manager at Nexia Friedman



Simon Hamelin-Choquette

CSCO, Enovum

- Responsible for Enovum's growth strategy
- Formerly Director of Corporate Finance at BMO Financial Group
- Specialized in knowledge-based industries / technology

BIT DIGITAL | NASDAQ: BTBT
@BitDigital_BTBT bit-digital.com
25

Advisor Team Bit Digital has a team of veteran independent advisors for artificial intelligence (AI) and digital assets. 26 David Andre Advisor, Artificial Intelligence Chief Science Officer, Google X Charles d’Haussy Advisor, Crypto Chief Executive Officer, dYdX Foundation. Ex - Head of Business Development, ConsenSys Bryan Bullet Advisor, Corporate

Q3 2024 Statement of Operations 27

Q3 2024 Balance Sheet 28

31 Hudson Yards, Floor 11 New York, NY 10001 United States +1 212 463 5121 IR@bit - digital.com